Notice to Fund Shareholders

Nuveen Build America Bond Opportunity Fund (NBD) (“Registrant”)

March 9, 2012

Notice is being provided that the preliminary proxy statement filed on June 3, 2011 (filing type PRE 14A, Accession No. 0000950123-11-056447) was submitted in error for the Registrant and should be disregarded.